INVESCO CHARTER FUND                                           SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2014
FILE NUMBER :       811-1424
SERIES NO.:         3

72DD.           1   Total income dividends for which record date passed during the period. (000's Omitted)
                    Class A                                        $ 40,002
                2   Dividends for a second class of open-end company shares (000's Omitted)
                    Class B                                        $    197
                    Class C                                        $    522
                    Class R                                        $    499
                    Class S                                        $    234
                    Class Y                                        $  5,312
                    Class R5                                       $  4,758
                    Class R6                                       $  1,604

73A.                Payments per share outstanding during the entire current period: (form nnn.nnnn)
                1   Dividends from net investment income
                    Class A                                        $ 0.1981
                2   Dividends for a second class of open-end company shares (form nnn.nnnn)
                    Class B                                        $ 0.0397
                    Class C                                        $ 0.0397
                    Class R                                        $ 0.1443
                    Class S                                        $ 0.2186
                    Class Y                                        $ 0.2502
                    Class R5                                       $ 0.2677
                    Class R6                                       $ 0.2873

74U.            1   Number of shares outstanding (000's Omitted)
                    Class A                                         205,319
                2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                    Class B                                           4,259
                    Class C                                          13,159
                    Class R                                           3,322
                    Class S                                           1,078
                    Class Y                                          23,428
                    Class R5                                         17,895
                    Class R6                                          5,854

74V.            1   Net asset value per share (to nearest cent)
                    Class A                                        $  22.65
                2   Net asset value per share of a second class of open-end company shares (to nearest cent)
                    Class B                                        $  21.69
                    Class C                                        $  21.75
                    Class R                                        $  22.48
                    Class S                                        $  22.66
                    Class Y                                        $  22.72
                    Class R5                                       $  23.35
                    Class R6                                       $  23.34

INVESCO DIVERSIFIED DIVIDEND FUND                              SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2014
FILE NUMBER :       811-1424
SERIES NO.:         18

72DD.           1   Total income dividends for which record date passed during the period. (000's Omitted)
                    Class A                                           $ 28,360
                2   Dividends for a second class of open-end company shares (000's Omitted)
                    Class B                                           $    125
                    Class C                                           $  1,067
                    Class R                                           $    721
                    Class Y                                           $  5,437
                    Investor Class                                    $ 14,148
                    Class R5                                          $ 13,067
                    Class R6                                          $  5,509

73A.                Payments per share outstanding during the entire current period: (form nnn.nnnn)
                1   Dividends from net investment income
                    Class A                                           $ 0.1238
                2   Dividends for a second class of open-end company shares (form nnn.nnnn)
                    Class B                                           $ 0.0595
                    Class C                                           $ 0.0595
                    Class R                                           $ 0.1028
                    Class Y                                           $ 0.1452
                    Investor Class                                    $ 0.1236
                    Class R5                                          $ 0.1465
                    Class R6                                          $ 0.1544

74U.            1   Number of shares outstanding (000's Omitted)
                    Class A                                            232,490
                2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                    Class B                                              1,914
                    Class C                                             18,733
                    Class R                                              7,324
                    Class Y                                             42,319
                    Investor Class                                     114,056
                    Class R5                                            93,130
                    Class R6                                            46,686

74V.            1   Net asset value per share (to nearest cent)
                    Class A                                           $  17.63
                2   Net asset value per share of a second class of open-end company shares (to nearest cent)
                    Class B                                           $  17.44
                    Class C                                           $  17.42
                    Class R                                           $  17.68
                    Class Y                                           $  17.65
                    Investor Class                                    $  17.62
                    Class R5                                          $  17.63
                    Class R6                                          $  17.63

INVESCO SUMMIT FUND                                            SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2014
FILE NUMBER :       811-1424
SERIES NO.:         19

72DD.           1   Total income dividends for which record date passed during the period. (000's Omitted)
                    Class A                                        $     32
                2   Dividends for a second class of open-end company shares (000's Omitted)
                    Class P                                        $  4,353
                    Class S                                        $      9
                    Class Y                                        $      1
                    Class R5                                       $      1

73A.                Payments per share outstanding during the entire current period: (form nnn.nnnn)
                1   Dividends from net investment income
                    Class A                                          0.0219
                2   Dividends for a second class of open-end company shares (form nnn.nnnn)
                    Class P                                          0.0416
                    Class S                                          0.0351
                    Class Y                                          0.0543
                    Class R5                                         0.0675

74U.            1   Number of shares outstanding (000's Omitted)
                    Class A                                           2,128
                2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                    Class B                                              47
                    Class C                                             141
                    Class P                                         102,608
                    Class S                                             223
                    Class Y                                             940
                    Class R5                                             29

74V.            1   Net asset value per share (to nearest cent)
                    Class A                                        $  16.97
                2   Net asset value per share of a second class of open-end company shares (to nearest cent)
                    Class B                                        $  16.25
                    Class C                                        $  16.21
                    Class P                                        $  17.07
                    Class S                                        $  16.99
                    Class Y                                        $  17.00
                    Class R5                                       $  17.02